UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 10, 2006
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     As discussed below, on May 10, 2006, Countrywide Financial Corporation (the “Company”) and Countrywide Home Loans, Inc., a wholly owned subsidiary of the Company (“CHL”), terminated an existing Five-Year Credit Agreement, as amended, and an existing 364-Day Credit Agreement, as amended, and entered into a new Five-Year Credit Agreement and a new 364-Day Credit Agreement. The new agreements are identical in form and substance in all material respects to the original agreements, except that the terms of the new agreements commence on May 10, 2006. The Company and CHL also entered into an amendment to a Credit Agreement (as defined below) to lower the maximum amount of additional commitments the Company and CHL can obtain from the lenders thereunder.
Five-Year Credit Agreement
     On May 10, 2006, the Company and CHL entered into a Five-Year Credit Agreement (the “Five-Year Agreement”) with JPMorgan Chase Bank, N.A., as managing administrative agent (“JPMorgan”), Bank of America, N.A., as administrative agent (“BofA”), ABN AMRO Bank N.V., as syndication agent (“ABN”), Citibank, N.A., as a documentation agent (“Citibank”), Deutsche Bank AG New York Branch, as a documentation agent (“Deutsche”), and the Lenders (as defined herein). The lenders include JPMorgan, BofA, ABN, Citibank, Citicorp USA, Deutsche, Barclays Bank PLC, Greenwich Capital Markets, as agent for The Royal Bank of Scotland plc, Lehman Brothers Bank, FSB, The Bank of New York, HSBC Bank (USA), N.A., BNP Paribas, Morgan Stanley Bank, National Australia Bank Limited, Société Générale, Wachovia Bank, National Association, Lloyds TSB Bank plc, Royal Bank of Canada, Calyon New York Branch, Commonwealth Bank of Australia, ING Bank N.V., UBS Loan Finance LLC, William Street Commitment Corporation, Australia and New Zealand Banking Group Limited, WestLB AG, New York Branch, Bank of Montreal, Chicago Branch, Bank of Tokyo-Mitsubishi UFJ Trust Company, Dresdner Bank AG New York Branch, Fortis Capital Corp, Mizuho Corporate Bank, Ltd., Sumitomo Mitsui Banking Corporation, The Bank of Nova Scotia, Union Bank of California, N.A. and Norddeutsche Landesbank Girozentrale New York Branch and/or Cayman Islands Branch (collectively, the “Lenders”).
     The Five-Year Agreement is a senior unsecured revolving credit facility that provides funding for general corporate purposes, including providing liquidity back-up for the Company’s unsecured commercial paper program. The Five-Year Agreement permits the Company or CHL to borrow a maximum of $6,422,500,000 (which can be increased to up to $6,440,000,000 upon the agreement of the Lenders). As consideration for the Five-Year Agreement, the Company pays a facility fee to JPMorgan, as managing administrative agent, BofA, as administrative agent, and the Lenders. As of May 10, 2006, the Company and CHL had no borrowings under the Five-Year Agreement.
364-Day Credit Agreement
     On May 10, 2006, the Company and CHL entered into a 364-Day Credit Agreement (the “364-Day Agreement”) with JPMorgan, as managing administrative agent, BofA, as administrative agent, ABN, as syndication agent, Citibank, as a documentation agent, Deutsche, as a documentation agent, and the Lenders. The 364-Day Agreement is a senior unsecured revolving credit facility that provides funding for general corporate purposes, including providing liquidity back-up for the Company’s unsecured commercial paper program. The 364-Day Agreement permits the Company or CHL to borrow a maximum of $2,752,500,000 (which can be increased to up to $2,760,000,000 upon the agreement of the Lenders). As consideration for entering into the 364-Day Agreement, the Company pays a facility fee to JPMorgan, as managing administrative agent, BofA, as administrative agent, and the Lenders. As of May 10, 2006, the Company and CHL had no borrowings under the 364-Day Agreement.
Third Amendment to the Credit Agreement
     On May 10, 2006, the Company and CHL entered into a Third Amendment (the “Amendment”) to the Credit Agreement dated as of November 19, 2004 (the “Credit Agreement”) with the Amendment Lenders (as defined herein), Lloyds TSB Bank, PLC and Société Générale, as documentation agents, BNP Paribas, as syndication agent, Barclays Bank PLC, as administrative agent, and Royal Bank of Canada, as managing administrative agent. The lenders to the Amendment include Royal Bank of Canada, Barclays Bank PLC, BNP Paribas, New York and Grand Cayman Branches, Lloyds TSB Bank PLC, Dresdner Bank AG, New York Branch, The Bank of Nova Scotia, Société Générale, West LB AG, New York Branch, Mizuho Corporate Bank, LTD, US Bank, National Association, Calyon New York Branch, Bank of Hawaii, Bayerische Landesbank, Cayman Islands Branch, Bayerische Hypo-und and Verinsbank AG, New York Branch, Credit Suisse First Boston, acting through its Cayman Islands Branch, Commonwealth Bank of Australia, Danske Bank A/S, The Toronto Dominion Bank, Rabobank International, New York Branch, and Merrill Lynch Bank USA (collectively, the “Amendment Lenders”).
     The purpose of the Amendment was to modify the Credit Agreement to, among other things, lower the maximum amount of additional commitments available with the consent of the Amendment Lenders thereunder from $3,000,000,000 to $2,600,000,000. As of May 10, 2006, the Company and CHL had no borrowings under the Credit Agreement.
     Many of the Lenders and the Amendment Lenders and/or their affiliates provide other forms of financing to the Company or CHL under various other arrangements, and some act as underwriters in connection with certain securities offerings by the Company and CHL. The foregoing descriptions of the Five-Year Agreement, the 364-Day Agreement and the Amendment are qualified in their entirety by reference to the Five-Year Agreement, the 364-Day Agreement and the Amendment, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively.
Item 1.02 Termination of a Material Definitive Agreement.
     On May 10, 2006, in connection with the Company and CHL entering into the Five-Year Agreement and the 364-Day Agreement, the Company and CHL terminated the following agreements: (1) the Five-Year Credit Agreement, dated as of May 12, 2004, among CHL, the Company, ABN, Deutsche, Citicorp, the Lenders party hereto, BofA, and JPMorgan (the “Original Five-Year Agreement”), as amended by the First Amendment to the Original Five-Year Agreement, dated as of May 11, 2005 (the “First Amendment to Original Five-Year Agreement”); and (2) the 364-Day Credit Agreement, dated as of May 12, 2004, among CHL, the Company,

ABN, Deutsche, Citicorp, the lenders party hereto, BofA, and JPMorgan (the “Original 364-Day Agreement”), as amended by the First Amendment to Original 364-Day Agreement, dated as of May 11, 2005 (the “First Amendment to Original 364-Day Agreement”).
     As of May 10, 2006, the Company and CHL had no borrowings under the Original Five-Year Agreement, as amended, or the Original 364-Day Agreement, as amended.
     The foregoing descriptions of the Original Five-Year Agreement, First Amendment to Original Five-Year Agreement, Original 364-Day Agreement and the First Amendment to Original 364-Day Agreement are qualified in their entirety by reference to the Original Five-Year Agreement, First Amendment to Original Five-Year Agreement, Original 364-Day Agreement and the First Amendment to Original 364-Day Agreement, which are listed as exhibits 10.115, 10.116, 10.117 and 10.118, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1	Five-Year Credit Agreement, dated as of May 10, 2006, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., JPMorgan Chase Bank, N.A., as managing administrative agent, Bank of America, N.A., as administrative agent, ABN AMRO Bank N.V., as syndication agent, Citibank, N.A., and Deutsche Bank AG New York Branch, as documentation agents, and the lenders party thereto.

10.2	364-Day Credit Agreement, dated as of May 10, 2006, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., JPMorgan Chase Bank, N.A., as managing administrative agent, Bank of America, N.A., as administrative agent, ABN AMRO Bank N.V., as syndication agent, Citibank, N.A., and Deutsche Bank AG New York Branch, as documentation agents, and the lenders party thereto.

10.3	Third Amendment, dated as of May 10, 2006, to the Credit Agreement, dated as of November 19, 2004 (as amended, supplemented or otherwise modified from time to time), by and among Countrywide Financial Corporation, Countrywide Home Loans, Inc., the lenders party thereto, Lloyds TSB Bank, PLC and Société Générale, as documentation agents, BNP Paribas, as syndication agent, Barclays Bank PLC, as administrative agent, and Royal Bank of Canada, as managing administrative agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Dated: May 15, 2006	/s/ Jennifer S. Sandefur
	Name:	Jennifer S. Sandefur
	Title:	Senior Managing Director and Treasurer

EXHIBIT INDEX

Exhibit
No.
10.1	Five-Year Credit Agreement, dated as of May 10, 2006, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., JPMorgan Chase Bank, N.A., as managing administrative agent, Bank of America, N.A., as administrative agent, ABN AMRO Bank N.V., as syndication agent, Citibank, N.A., and Deutsche Bank AG New York Branch, as documentation agents, and the lenders party thereto.

10.2	364-Day Credit Agreement, dated as of May 10, 2006, among Countrywide Financial Corporation, Countrywide Home Loans, Inc., JPMorgan Chase Bank, N.A., as managing administrative agent, Bank of America, N.A., as administrative agent, ABN AMRO Bank N.V., as syndication agent, Citibank, N.A., and Deutsche Bank AG New York Branch, as documentation agents, and the lenders party thereto.

10.3	Third Amendment, dated as of May 10, 2006, to the Credit Agreement, dated as of November 19, 2004 (as amended, supplemented or otherwise modified from time to time), by and among Countrywide Financial Corporation, Countrywide Home Loans, Inc., the lenders party thereto, Lloyds TSB Bank, PLC and Société Générale, as documentation agents, BNP Paribas, as syndication agent, Barclays Bank PLC, as administrative agent, and Royal Bank of Canada, as managing administrative agent.

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